THIS NOTE AND ACCOMPANYING DEBT CONVERSION AGREEMENT REPLACES A LIKE NOTE AND ACCOMPANYING DEBT CONVERSION AGREEMENT FROM AFMN, INC. THIS NOTE WAS ASSUMED AND REISSUED BY MEDICAL MEDIA TELEVISION, INC. PURSUANT TO TERMS OF THE MERGER AGREEMENT, AS AMENDED, MAKING THE ORIGINAL INSTRUMENT NULL AND VOID. ALL TERMS CONTAINED HEREIN ARE THE SAME AS THE TERMS IN THE ORIGINAL INSTRUMENT.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAS BEEN AND WILL BE ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION.

                                INTEREST BEARING
                         SINGLE-PAYMENT PROMISSORY NOTE

$100,000                                                          April 18, 2005

      FOR VALUE RECEIVED, the undersigned, Medical Media Television, Inc., a Florida corporation located at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (the "Company") promises to pay to the order of LAURENCE WALLACE, an individual residing at 3949 W. 37th Avenue, Vancouver, B.C. V6S2N4, Canada, or his assigns (the "Holder"), the principal sum of One Hundred Thousand Dollars ($100,000). The rights, claims, duties and liabilities of the parties hereto are subject to and controlled by the following terms and conditions (the "Note"):

      l. Method and Place of Payment.

      Payment of principal and interest shall be made in lawful money of the United States of America at the principal place of business of the Holder, or at such other location as may be hereafter designated.

      2. Interest.

      Interest on this note shall be calculated at eight percent (8%) per annum.

      3. Due Date.

      Payment of the principal amount of this Note plus interest is due 365 days from the date first above written.


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

      4. Prepayment.

      The Company shall have the privilege and option, without penalty or forfeiture, to pay the entire principal amount of this Note plus interest, or any part thereof, at any time prior to the due date.

      5. Debt Conversion. The Holder shall have the option to convert the principal and interest due under this note into shares of the Company's common stock at any time, pursuant to the terms of the form of the Debt Conversion Agreement attached hereto as Exhibit "A".

      6. Default.

      The Company will be in default in the event of its failure to pay the Note when due.

      7. Waiver.

      The Company waives presentment for payment, notice of nonpayment, protest and notice of protest, and any other notice which might otherwise be required in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. The Holder shall not be deemed by any act or omission to have waived any right or remedy hereunder unless and only to the extent expressed in a written instrument dated subsequent to the date hereof and executed by the Holder, and any such waiver so expressed with respect to a particular event shall not be interpreted as having a continuing effect on or as a waiver of any right or remedy with respect to any subsequent event.

      8. Attorney's Fees.

      If an attorney is employed by the Holder to enforce, defend or interpret any provisions of this instrument, the undersigned agrees to pay a reasonable attorney's fee for the attorney's services, including all costs of collection.

      9. Notices.

      All notices or other communications required or permitted to be given pursuant to this Note shall be in writing and shall be considered properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram:

      a. if to the Holder:

               Laurence Wallace
               3949 W. 37th Avenue
               Vancouver, B.C.
               V6S2N4
               Canada


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

      b. if to the Company:

               Mr. Philip M. Cohen, President/CEO
               Medical Media Television, Inc.
               8406 Benjamin Road, Suite C
               Tampa, Florida 33634

or to such other address as either party shall have furnished to the other. All notices, except of change of address, shall be deemed given when mailed and notices of change of address shall be deemed given when received.

      10. Entire Agreement.

      This Note and any other documents expressly identified herein constitute the entire understanding of the parties with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by the Company and Holder.

      11. Governing Law and Venue.

      The Company acknowledges and agrees that irrespective of where executed, this note shall be construed in accordance with the laws of the State of California, and venue for any legal action, which may be brought hereunder, shall be deemed to lie in Los Angeles County, California.

      IN WITNESS WHEREOF, the undersigned Company has executed this Note the day and year first above written.

                                        MEDICAL MEDIA TELEVISION, INC.


                                        By: /s/ Philip M. Cohen
                                            ------------------------------------
                                                    Philip M. Cohen, President

                                   EXHIBIT "A"

                            DEBT CONVERSION AGREEMENT

      This Debt Conversion Agreement made as of this ______ day of ____________, 2005 between Medical Media Television, Inc., a Florida corporation (the "Company") having a principal place of business at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 and LAURENCE WALLACE ("Lender"), an individual residing at 3949 W. 37th Avenue, Vancouver, B.C. V6S2N4, Canada.

      WHEREAS, Lender advanced funds to the Company totaling $100,000 as of April 18, 2004, and

      WHEREAS, Lender is willing to release the Company from its obligation to repay the Loan upon the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

      1. ISSUANCE OF SECURITIES.

            (a) Lender agrees to accept 100,000 units (the "Units") of the Company's securities, calculated by dividing the Loan by $1.00 per Unit, in full satisfaction of the Company's obligation to repay the Loan. Each Unit consists of two (2) shares of the Company's common stock and one (1) warrant to purchase an additional share of the Company's common stock at $1.00 per share. The term of the warrant is three (3) years from the date of issuance. The Company agrees to issue the Units to Lender promptly following the execution of this Agreement.

            (b) The certificate, in due and proper form, representing the shares underlying the Units will bear a legend substantially in the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT".

      2. LENDER'S REPRESENTATIONS AND WARRANTIES.

      The Lender hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

            (a) The Lender is acquiring the Units for his own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units.

            (b) The Lender acknowledges an understanding that the offering and sale of the Units is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the provisions of Regulation D thereunder.

            (c) The Lender has the financial ability to bear the economic risk of this investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

            (d) The Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

            (e) The Lender has made an independent investigation of the Company's business, been provided an opportunity to obtain additional information concerning the Company he deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

            (f) The Lender represents, warrants and agrees that he will not sell or otherwise transfer the Units unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the Units or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Lender also understands that the Company is under no obligation to register the Units on his behalf or to assist the Lender in complying with any exemption from registration under the Act. The Lender further understands that the sale or transfer of the Units or underlying securities are restricted by the provisions of state securities laws.

            (g) The foregoing representations, warranties and agreements shall survive the delivery of the Units under the Agreement.

      3. COMPANY REPRESENTATIONS AND WARRANTIES.

      The Company hereby acknowledges, represents and warrants to, and agrees with the Lender as follows:

            (a) The Company has been duly organized, validly exists, and is in good standing under the laws of the State of Florida. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

            (b) Subject to the performance by the Lender of its obligations under this Agreement and the accuracy of the representations and warranties of the Lender, the offering and sale of the Units will be exempt from the registration requirements of the Act.

            (c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

            (d) The foregoing representations, warranties and agreements shall survive the Closing.

      4. RELEASE.

      Upon the delivery of the consideration to Lender set forth in Section 1 of this Agreement, the Lender releases and forever discharges the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Lender had, or may have arising from the Loan.

      5. MISCELLANEOUS.

            (a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

            (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect to give to anyone interested hereunder, shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

            (c) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

            (d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, and successors.

            (e) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

            (f) Applicable Law. This Agreement shall be governed and construed under the laws of the State of California.

      IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

                                        MEDICAL MEDIA TELEVISION, INC.

                                        By: ____________________________________
                                                 Philip M. Cohen, President


                                        LENDER

                                        ________________________________________
                                            Laurence Wallace, an individual